                                                                  Exhibit 10.1.4


                              SUSQUEHANNA MEDIA CO.

                                4TH AMENDMENT TO
                                CREDIT AGREEMENT
                               (LETTER AMENDMENT)

                          DATED AS OF JANUARY 10, 2001

[SUSQUEHANNA MEDIA LOGO]

Susquehanna Media Co.     140 East Market Street      Susquehanna Radio Corp.
                          York, Pennsylvania 17401    Susquehanna Communications
                          (717) 848-5500
                          FAX (717) 771-1440

                                         January 10, 2001


First Union National Bank as Agent
and the Lenders Party to the Credit Agreement, dated as of May 12, 1999, as amended as of July 19, 1999, November 19, 1999 and May 15, 2000,
among Susquehanna Media Co.,
the Subsidiary Guarantors, the Agent and the Lenders referred to therein (the "Credit Agreement")

      Re:   Amendment No. 4 to Credit Agreement

Dear Sir/Madam:

      A subsidiary of Susquehanna Media Co. would like to invest in a newly-formed entity, which has the ownership rights to an FM radio station in Kansas City, MO (call letters KGAR). Such subsidiary anticipates spending approximately $10,500,000 for a 40% ownership interest in such entity and expects to acquire an option to purchase at a future date the remainder at a price to be determined. The proposed investment would exceed the amount permitted by clause (d) of Section 7.3.2 of the Credit Agreement (Investments). In addition, there would be some uncertainty as to the permissibility of the acquisition of the remaining equity even if there were availability under
Section 7.3.3 of the Credit Agreement (Acquisitions) at the time of the exercise of the option.

      Accordingly, the undersigned hereby requests that you agree to amend the Credit Agreement in order to increase the amount of permitted investments under said clause (d) of Section 7.3.2 and in order to provide more flexibility under
Section 7.3.3. In particular, with your permission, clause (d) of Section 7.3.2 shall be amended in its entirety to read as follows:


                    Subsidiary of Susquehanna Pfaltzgraff Co.

First Union National Bank
January 10,2001
Page Two

                  (d) minority Investments not in excess of $15,000,000 (determined by the amount invested) in the aggregate in any calendar year in Persons engaged in Permitted Businesses, provided, that immediately before and after making each such Investment, no Potential Event of Default or Event of Default shall have occurred and be continuing;

Additionally, the lead-in language preceding clause (a) of Section 7.3.3. shall, with your permission, be amended to read as follows:

                  Notwithstanding the terms of Section 7.3.1 above, the Company or any Subsidiary of the Company may, in one transaction or a series of related transactions, acquire all or substantially all of the equity of (or, if the Company or such Subsidiary shall have an Investment in a Person, then the remaining equity of), and a Subsidiary of the Company may acquire all or substantially all of the assets of, a Person, or division thereof, that is solely engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

First Union National Bank
January 10, 2001
Page Three

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By: Alan L. Brayman
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

-------------------------------------------------
Name of Lender

By:
   -------------------------------------
Name:
Title:

FIRST UNION NATIONAL BANK as Agent
and a Lender

By:
   -------------------------------------
Name:
Title:

                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By:
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

Bank of America, N.A.
-------------------------------------------------
Name of Lender

By: PATRICK HONEY
    ------------------------------------
Name: PATRICK HONEY
      Vice President
                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By: /s/ Alan L. Brayman
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

Key Corporate Capital Inc.
-------------------------------------------------
Name of Lender

By: Amy Ciano
   -------------------------------------
Name: Amy Ciano
Title: Vice President
                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By: /s/ Alan L. Brayman
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

Union Bank of California, N.A.
-------------------------------------------------
Name of Lender

By: JENNY DONGO
   -------------------------------------
Name: JENNY DONGO
Title: VICE PRESIDENT
                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By: /s/ Alan L. Brayman
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

PNC BANK, NATIONAL ASSOCIATION
-------------------------------------------------
Name of Lender

By: KAREN L. KOOMAN
   -------------------------------------
Name: KAREN L. KOOMAN
Title: VICE PRESIDENT
                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By: /s/ Alan L. Brayman
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

Mellon Bank, N.A.
-------------------------------------------------
Name of Lender

By: Thomas J. Tarasovich, Jr.
   -------------------------------------
Name: Thomas J. Tarasovich, Jr.
Title: Lending Officer
                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By:
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

Brown Brothers Harriman & Co.
-------------------------------------------------
Name of Lender

By: J. Clark O'Donoghue
   -------------------------------------
Name: J. Clark O'Donoghue
                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By: /s/ Alan L. Brayman
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

Michigan National
-------------------------------------------------
Name of Lender

By: Jason W. Bierlein
   -------------------------------------
Name: Jason W. Bierlein
Title: Relationship Manager
                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By:
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

   [Illegible]
-------------------------------------------------
Name of Lender

By:   [Illegible]
   -------------------------------------
Name:

                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By:
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

BANK OF HAWAII
-------------------------------------------------
Name of Lender

By: Luke Yeh
   -------------------------------------
Name: Luke Yeh
Title: Vice President
                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By:
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

The Bank of Nova Scotia
-------------------------------------------------
Name of Lender

By: VINCENT J. FITZGERALD, JR.
   -------------------------------------
Name: VINCENT J. FITZGERALD, JR.
Title: AUTHORIZED SIGNATORY
                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By:
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

NATIONAL CITY BANK OF PENNSYLVANIA
-------------------------------------------------
Name of Lender

By: Alan M. Zang
   -------------------------------------
Name: Alan M. Zang
Title: SVP
                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By: /s/ Alan L. Brayman
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

ABN AMRO Bank N.V.                       ABN AMRO Bank N.V.

By: David Carrington                     By: Thomas Cha
   ------------------------------------     ------------------------------------
Name: David Carrington                   Name: Thomas Cha
Title: Group Vice President              Title: Corporate Banking Officer
                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By: /s/ Alan L. Brayman
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

Bank of Montreal
-------------------------------------------------
Name of Lender

By: W.T. CALDER
   -------------------------------------
Name: W.T. CALDER
Title: Managing Director
                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By: /s/ Alan L. Brayman
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

Allfirst Bank
-------------------------------------------------
Name of Lender

By: TIMOTHY A. KNABE
   -------------------------------------
Name: TIMOTHY A. KNABE
Title: VICE PRESIDENT
                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By:
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

US Bank National Association
-------------------------------------------------
Name of Lender

By: Peter Bentley
   -------------------------------------
Name: Peter Bentley
Title: Senior Vice President
                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By: /s/ Alan L. Brayman
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

SunTrust Bank
-------------------------------------------------
Name of Lender

By: [Illegible]
   -------------------------------------
Name: [Illegible]
      Director
                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By:
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

First Hawaiian Bank
-------------------------------------------------
Name of Lender

By:Shannon Sansevero
   -------------------------------------
Name: Shannon Sansevero
      Media Finance Officer
                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By: /s/ Alan L. Brayman
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

Firstrust Bank
-------------------------------------------------
Name of Lender

By: Kent Nelson
   -------------------------------------
Name: Kent Nelson
Title: VP
                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By:
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

General Electric Capital Corporation
-------------------------------------------------
Name of Lender

By: KARL KIEFFER
   -------------------------------------
Name: KARL KIEFFER
      DULY AUTHORIZED SIGNATORY
                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By: /s/ Alan L. Brayman
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

CREDIT INDUSTRIEL ET COMMERCIAL
-------------------------------------------------
Name of Lender

By:      Marcus Edward                           Anthony Rock
   -----------------------------------      ------------------------------------
Name: Marcus Edward                              Anthony Rock
Title: Vice President                            Vice President
                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By:
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

ELC (Cayman) Ltd. CDO Series 1999-I
-------------------------------------------------
Name of Lender

By:   Mark K. Misenheimer
   -------------------------------------
Name: Mark K. Misenheimer
Title: SVP
                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By:
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

THE CIT GROUP/EQUIPMENT FINANCING, INC.
-------------------------------------------------
Name of Lender

By:   Michael V. Monahan
   -------------------------------------
Name: Michael V. Monahan
Title: Vice President
                  engaged in a Permitted Business (an "Acquisition"), but only subject to and upon satisfaction of the following terms:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as a hard copy by mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Wednesday, January 17, 200l and the hard copies be sent for delivery the following day.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of First Union at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                    Very truly yours,


                                    SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                    By:
                                        ---------------------------------------
                                    Name: Alan L. Brayman
                                    Title: Treasurer


AGREED TO BY:

MERRILL LYNCH GLOBAL INVESTMENT SERIES:
BANK LOAN INCOME PORTFOLIO
By: Merrill Lynch Investment Mangers, L.P.
    as Investment Advisor
-------------------------------------------------
Name of Lender

By:   Jaimin Patel
   -------------------------------------
Name: Jaimin Patel
Title: Authorized Signatory


MASTER SENIOR FLOATING RATE TRUST

By:   Jaimin Patel
   -------------------------------------
      Jaimin Patel
      Authorized Signatory

FIRST UNION NATIONAL BANK as
Agent and a Lender

By:   Lawrence P. Sullivan
   -------------------------------------
Name: Lawrence P. Sullivan
Title: Vice President


                                       -3-